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                       NOTE AND COLLATERAL TRUST AGREEMENT

                            dated as of May 12, 1997

                                     between

                               ANDOVER TOGS, INC.
                      AND ITS SUBSIDIARIES PARTIES HERETO,
                          each as a Collateral Grantor,

                                       and


                        M.J. SHERMAN & ASSOCIATES, INC.,
                              as Collateral Trustee

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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE 1. DEFINITIONS.....................................................  3

      SECTION 1.1  Certain Defined Terms...................................  3
      SECTION 1.2  Certain References......................................  7

ARTICLE 2. ACCEPTANCE OF TRUST; EXECUTION AND DELIVERY
           OF CLASS 4 NOTE, COLLATERAL DOCUMENTS AND
           INTERCREDITOR AGREEMENT; DISBURSEMENT...........................  7

      SECTION 2.1  Acceptance of Trust.....................................  7
      SECTION 2.2  Execution, Delivery and Receipt of Class 4 Note and
                   Collateral Documents....................................  7
      SECTION 2.3  Execution and Delivery of Intercreditor Agreement.......  8
      SECTION 2.4  Disbursement of Payment Under Class 4 Note. ............  8
      SECTION 2.5  Registration of Transfer of Certificates of
                   Beneficial Interest, etc................................  8

ARTICLE 3. DEFAULT NOTICE; REMEDIES........................................  8

      SECTION 3.1  Payment Default Notice..................................  8
      SECTION 3.2  Other Default Notice....................................  9
      SECTION 3.3  Action Upon Receipt of Other Default Notice............. 10
      SECTION 3.4  Cancellation of Other Default Notice.................... 10
      SECTION 3.5  Rescission of Acceleration.............................. 10
      SECTION 3.6  Automatic Waiver of Certain Other Defaults.............. 10
      SECTION 3.7  Effect of Article 3..................................... 11
      SECTION 3.8  Remedies Generally...................................... 11
      SECTION 3.9  Right to Initiate Judicial Proceedings, Etc............. 12
      SECTION 3.10  Appointment of a Receiver.............................. 12
      SECTION 3.11  Exercise of Powers..................................... 12
      SECTION 3.12  Remedies Not Exclusive................................. 13
      SECTION 3.13  Limitation on Collateral Trustee's Duties in
                    Respect of Collateral.................................. 14


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                                TABLE OF CONTENTS

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                                                                            ----

      SECTION 3.14  Limitation by Law...................................... 14
      SECTION 3.15  Rights of Class 4 Creditors............................ 14

ARTICLE 4. DIRECTION BY COMMITTEE.......................................... 14

      SECTION 4.1  Direction by Committee.................................. 14

ARTICLE 5. PROCEEDS ACCOUNT................................................ 16

      SECTION 5.1  The Proceeds Account.................................... 16
      SECTION 5.2  Control of Proceeds Account............................. 16

ARTICLE 6. APPLICATION OF PROCEEDS......................................... 16

      SECTION 6.1  Application of Proceeds................................. 16
      SECTION 6.2  Distribution of Proceeds................................ 17

ARTICLE 7. THE COLLATERAL TRUSTEE.......................................... 17

      SECTION 7.1  Exculpatory Provisions.................................. 17
      SECTION 7.2  Delegation of Duties.................................... 18
      SECTION 7.3  Reliance by Collateral Trustee.......................... 18
      SECTION 7.4  Limitations on Duties of the  Collateral Trustee........ 19
      SECTION 7.5  Moneys to Be Held in Trust.............................. 19
      SECTION 7.6  Resignation and Removal of Collateral Trustee........... 19
      SECTION 7.7  Merger of the Collateral Trustee........................ 21
      SECTION 7.8  Trustee Appointed Attorney-in-Fact...................... 21
      SECTION 7.9  Reasonable Care......................................... 21

ARTICLE 8. AGREEMENTS WITH THE COLLATERAL TRUSTEE.......................... 21

      SECTION 8.1  Information as to Class 4 Creditors..................... 21
      SECTION 8.2  Compensation and Expenses............................... 22
      SECTION 8.3  Stamp and Other Similar Taxes........................... 22
      SECTION 8.4  Filing Fees, Excise Taxes, Etc.......................... 23
      SECTION 8.5  Indemnification......................................... 23
      SECTION 8.6  Further Assurances...................................... 24


                                     - ii -

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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE 9. POSSESSION AND USE OF COLLATERAL; PARTIAL
           RELEASE......................................................... 25

      SECTION 9.1  Use Prior to Payment Default Notice or Other Default
                   Notice.................................................. 25
      SECTION 9.2  Releases................................................ 26

ARTICLE 10.  MISCELLANEOUS................................................. 27

      SECTION 10.1  Amendment or Waiver.................................... 27
      SECTION 10.2  Notices................................................ 27
      SECTION 10.3  Headings............................................... 28
      SECTION 10.4  Severability........................................... 28
      SECTION 10.5  Claims Against Collateral Trustee...................... 28
      SECTION 10.6  Binding Effect; Third Party Beneficiaries.............. 29
      SECTION 10.7  Governing Law.......................................... 29
      SECTION 10.8  Termination............................................ 29
      SECTION 10.9  Counterparts........................................... 29


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                                LIST OF EXHIBITS

Exhibit A -- Form of Payment Default Notice

Exhibit B -- Form of Payment Default Waiver by Collateral Trustee

Exhibit C -- Form of Other Default Notice

Exhibit D -- Form of Other Default Waiver by Collateral Trustee


                                     - iv -

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                       NOTE AND COLLATERAL TRUST AGREEMENT

      NOTE AND COLLATERAL TRUST AGREEMENT (this "Agreement"), dated as of May 12, 1997, among ANDOVER TOGS, INC., a Delaware corporation with an office at 1333 Broadway, New York, New York 10018 (the "Company"), each of the subsidiaries of the Company listed on the signature pages hereof, each with an office at c/o Andover Togs, Inc., 1333 Broadway, New York, New York 10018 (each a "Subsidiary" and, collectively, the "Subsidiaries"; and together with the Company, the "Collateral Grantors") and M.J. SHERMAN & ASSOCIATES, INC., a New York corporation with an office at 333 East 68th Street, New York, New York 10021, as collateral trustee (the "Collateral Trustee").

                              W I T N E S S E T H:

      WHEREAS, the Collateral Grantors' joint plan of reorganization was confirmed by the United States Bankruptcy Court for the Southern District of New York on April 10, 1997 (the "Plan");

      WHEREAS, pursuant to and in accordance with the Plan, the Company has executed and delivered to the Collateral Trustee, for the benefit of the Class 4 Creditors (as defined in Section 1.1 hereof), the Company's Class 4 Note, substantially in the form of Exhibit G attached to the Disclosure Statement (as defined in the Plan), due March 31, 2002 (the "Class 4 Note") to evidence, and pursuant to which the Company shall pay to the Class 4 Creditors, the aggregate amount of all Allowed Class 4 Claims (as defined in Section 1.1 hereof) that are not paid to the Class 4 Creditors from Class 4 Cash (as defined in the Plan) upon consummation of the Plan;

      WHEREAS, the rights of each holder of an Allowed Class 4 Claim to receive its ratable share of payments due under the Class 4 Note are evidenced by a certificate of beneficial interest ("Certificate of Beneficial Interest") in a principal amount equal to the amount by which such holder's Allowed Class 4 Claim exceeds the Class 4 Cash paid to such holder;


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      WHEREAS, each of the Subsidiaries has guaranteed payment of the Class 4
Note pursuant to guaranties dated the date hereof executed in favor of and delivered to the Collateral Trustee (collectively, the "Guaranties");

      WHEREAS, pursuant to and in accordance with the Plan, as security for the prompt payment and performance of the Class 4 Note, the Guaranties and the other Obligations (as defined in Section 1.1 hereof), the Collateral Grantors have agreed to grant to the Collateral Trustee, for the benefit of all Class 4 Creditors, pursuant to the Collateral Documents (as defined in Section 1.1 hereof), liens upon and security interests in certain of the Collateral Grantors' assets and property subject and subordinate to the liens of the Agent;

      WHEREAS, the rights and remedies of the Collateral Trustee in respect of the Collateral are subject in all respects to the Intercreditor Agreement (as defined in Section 1.1 hereof);

      WHEREAS, this Agreement is intended to establish a trust under which (i) the Class 4 Note, (ii) each Quarterly Installment (as defined in Section 1.1 hereof), (iii) the Collateral Documents and (iv) all cash and non-cash proceeds of the Collateral (collectively, the "Proceeds") and the Proceeds Account (as defined in Section 5.1 hereof) will be held by the Collateral Trustee in trust for, and for the benefit of, the Class 4 Creditors; and

      WHEREAS, this Agreement is further intended to set forth the terms and conditions upon which the Collateral Trust Estate (as defined in Section 1.1. hereof) will be administered by the Collateral Trustee, the respective rights and remedies of the Collateral Trustee and the Committee (as defined in Section
1.1 hereof), on behalf of the Class 4 Creditors, with respect to the Collateral Trust Estate and certain other related matters;

                              DECLARATION OF TRUST:

      NOW, THEREFORE, in accordance with the Plan, in order to secure the prompt payment and performance of the Class 4 Note, the Guaranties and the other Obligations and in consideration of the premises and mutual agreements set forth herein, each Collateral Grantor hereby confirms that it has granted, or is about to grant, to the Collateral Trustee a lien upon and security interest in and to the Collateral and the Collateral Trustee does hereby declare that it holds as trustee in trust under this Agreement all of the right, title and interest in, to and under the Collateral Trust Estate and each Collateral Grantor does hereby consent thereto.


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      TO HAVE AND TO HOLD the Collateral Trust Estate unto the Collateral
Trustee and its successors in trust under this Agreement and its assigns and the assigns of its successors in trust forever or until terminated in accordance with the terms hereof.

      IN TRUST NEVERTHELESS, under and subject to the terms and conditions set forth herein for the benefit of the Class 4 Creditors and for the enforcement of the payment of the Class 4 Note, the Guaranties and the other Obligations, and for the performance of and compliance with the covenants and conditions of this Agreement, the Class 4 Security Agreement and the other Collateral Documents.

                                   ARTICLE 1.

                                   DEFINITIONS

      SECTION 1.1 Certain Defined Terms. The following terms shall have the following meanings as used herein (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Agent" has the meaning set forth in the definition of "Intercreditor Agreement" set forth below.

      "Allowed Class 4 Claims" has the meaning set forth in the Plan.

      "Authorized Officer" means the Chairman, the President, any Vice President, the Secretary or the Treasurer of a corporation or any other officer designated as an "Authorized Officer" by the Board of Directors of such corporation.

      "Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C. `SS'`SS' 101 et seq., as amended.

      "Business Day" means a day other than a Saturday, Sunday or other day on which banks in New York City or the city in which the Collateral Trustee maintains its principal office are required or authorized by law to close.

      "Certificate of Beneficial Interest" has the meaning set forth in the recitals to this Agreement.

      "Class 4 Cash" has the meaning set forth in the Plan.

      "Class 4 Creditor" means any holder of an Allowed Class 4 Claim, and, from and after the transfer and assignment of any Allowed Class 4 Claim, means any


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transferee of such Allowed Class 4 Claim holding a Certificate of Beneficial
Interest evidencing such Allowed Class 4 Claim.

      "Class 4 Documents" means, collectively, this Agreement, the Class 4 Note, the Guaranties and the Collateral Documents.

      "Class 4 Note" has the meaning set forth in the recitals to this Agreement and shall further mean such Note as it may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      "Class 4 Security Agreement" means the security agreement, dated on or about the date hereof, executed by the Company and the other Collateral Grantors, each as debtor, in favor of the Collateral Trustee, as secured party, in substantially the form of Exhibit H to the Disclosure Statement, as the same may hereafter be amended, modified, supplemented, renewed, restated or replaced.

      "Class 4 Security Agreement and Mortgage - Trademarks and Patents" means each Class 4 Security Agreement and Mortgage - Trademarks and Patents, dated the date hereof, executed by each of the Company and the other Collateral Grantors, each as debtor, with the Collateral Trustee, as secured party, as the same may hereafter be amended, modified, supplemented, renewed, restated and replaced.

      "Collateral" means all property and assets, now existing or hereafter acquired, and all cash and noncash proceeds thereof, in respect of which any lien, mortgage, security interest or other encumbrance in favor of the Collateral Trustee is granted or created under the terms of any Collateral Document, including, without limitation, the Collateral described in the Class 4 Security Agreement.

      "Collateral Documents" means, collectively, the Class 4 Security Agreement, the Class 4 Security Agreements and Mortgages - Trademarks and Patents, all UCC-1 financing statements now or hereafter executed by the Company and the other Collateral Grantors, respectively, each as debtor, in favor of the Collateral Trustee, as secured party, and all other documents, instruments and agreements now or hereafter executed with or in favor of the Collateral Trustee as security for the Obligations, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      "Collateral Grantors" has the meaning set forth in the recitals to this Agreement.


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      "Collateral Trustee" has the meaning set forth in the recitals to this
Agreement.

      "Collateral Trust Estate" means the right, title and interest of the Collateral Trustee in and to the Class 4 Note, the Guaranties and the Collateral Documents and the Collateral referred to therein, and the Proceeds thereof.

      "Committee" means the Post-Effective Date Trade Committee, as such term is defined in the Reorganization Plan.

      "Company" has the meaning set forth in the recitals to this Agreement.

      "Event of Default" means any Event of Default under, and as defined in, the Class 4 Note and in any of the Collateral Documents.

      "Financing Agreement" means the Amended and Restated Financing and Security Agreement between the Company and The CIT Group/Commercial Services, Inc., as Agent for itself and the other Lenders from time to time party thereto, dated on or about the date hereof, as the same may be amended, modified, extended, supplemented, renewed, restated or replaced.

      "Guaranties" shall have the meaning set forth in the recitals to this Agreement, as the same may hereafter be amended, modified or supplemented.

      "Intercreditor Agreement" means the Intercreditor Agreement entered into on or about the date hereof between the Collateral Trustee and The CIT Group/Commercial Services, Inc., as agent ("Agent") for the Lenders party to the Financing Agreement, a copy of which Intercreditor Agreement is appended to the Disclosure Statement as Exhibit J thereto, as the same may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      "Obligations" means, at any time, all obligations, liabilities or indebtedness, whether matured or unmatured, of the Collateral Grantors, or any of them, arising out of or evidenced by the Class 4 Note, the Guaranties or any of the Collateral Documents, whether for principal, accrued and unpaid interest, accrued and unpaid expenses, including, without limitation, the fees and disbursements of the Collateral Trustee and the disbursements of the Committee due and payable pursuant to this Agreement, the fees and disbursements of respective counsel to the Collateral Trustee and to the Committee due and payable pursuant to this Agreement and any indemnities.


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      "Other Default" means the occurrence of any Event of Default other than a
Payment Default.

      "Other Default Notice" has the meaning set forth in Section 3.2 hereof.

      "Other Default Waiver" has the meaning set forth in Section 3.2 hereof.

      "Payment Default" means an Event of Default arising as a result of the failure of the Collateral Grantors to pay one or more installments of principal and/or interest due under the Class 4 Note.

      "Payment Default Notice" means a written notice delivered in accordance with Section 3.1 hereof by the Company to the Collateral Trustee and to the Committee, with a copy thereof delivered simultaneously to each Class 4 Creditor, substantially in the form of Exhibit A attached hereto, stating that the Collateral Grantors will not pay the Quarterly Installment identified in such notice and that, as a result thereof, a Payment Default shall occur or has occurred (as applicable) in respect of such Quarterly Installment.

      "Payment Default Trigger Date" means the date on which a Payment Default occurs that has not been waived by the Collateral Trustee in accordance with
Section 3.1 hereof.

      "Payment Default Waiver" has the meaning set forth in Section 3.1 hereof.

      "Plan" has the meaning set forth in the recitals to this Agreement.

      "Proceeds" has the meaning set forth in the recitals to this Agreement.

      "Proceeds Account" has the meaning set forth in Section 5.1 hereof.

      "Pro Rata Share" has the meaning set forth in the Plan.

      "Quarterly Installment" means any quarterly installment of principal and interest due and payable pursuant to the Class 4 Note and shall include any Excess Cash Flow due and payable pursuant to, and as such term is defined in, the Class 4 Note.

      "Required Creditors" means, at any time, Class 4 Creditors whose then existing Pro Rata Share of all then unpaid Allowed Class 4 Claims shall, in the aggregate, be equal to at least fifty-one (51%) percent thereof.


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      "Senior Security Document" means, collectively, the Financing Agreement and all other documents, instruments and agreements now or hereafter executed with or in favor of the "Agent" under the Financing Agreement as security for the "Obligations" (as such quoted terms are defined in the Financing Agreement), as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

      "Subsidiary" has the meaning set forth in the recitals to this Agreement.

      SECTION 1.2 Certain References. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section, schedule and exhibit references are to this Agreement unless otherwise specified.

                                   ARTICLE 2.

                   ACCEPTANCE OF TRUST; EXECUTION AND DELIVERY
                    OF CLASS 4 NOTE, COLLATERAL DOCUMENTS AND
                      INTERCREDITOR AGREEMENT; DISBURSEMENT

      SECTION 2.1 Acceptance of Trust. The Collateral Trustee, for itself and its successors, hereby accepts the trust created by this Agreement upon the terms and conditions hereof. Further, the Collateral Trustee, for itself and its successors, does hereby declare that it will hold all of the estate, right, title and interest in the Collateral Trust Estate upon the trusts herein set forth and for the benefit of the Class 4 Creditors.

      SECTION 2.2 Execution, Delivery and Receipt of Class 4 Note and Collateral Documents. On the date hereof, the Company and the Subsidiaries have executed and delivered the Class 4 Note and the Guaranties, respectively, to the Collateral Trustee, for the benefit of the Class 4 Creditors, and, on or before the date hereof, the Collateral Grantors have executed and delivered the Collateral Documents to the Collateral Trustee for the benefit of the Class 4 Creditors together with related UCC-1 financing statements required by the Collateral Trustee as of this date. The Collateral Trustee hereby acknowledges receipt of the executed original Class 4 Note, executed originals of the Guaranties, fully executed originals of each of the Collateral Documents and all of such executed original financing statements, and agrees to hold the Class 4 Note, the Guaranties and the Collateral Documents in trust for the benefit of the Class 4 Creditors upon the terms and conditions set forth in this Agreement and subject to the terms of the Intercreditor Agreement.


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      SECTION 2.3 Execution and Delivery of Intercreditor Agreement. On or
before the date hereof, in accordance with the provisions of the Plan, the Collateral Trustee and the Agent have entered into and executed the Intercreditor Agreement in the form approved, and as directed, by the Committee.

      SECTION 2.4 Disbursement of Payment Under Class 4 Note. The Collateral Trustee shall deposit into the Proceeds Account each Quarterly Installment paid to the Collateral Trustee and, as and when a Quarterly Installment has been collected in good funds in the Proceeds Account, the Collateral Trustee shall disburse directly to each Class 4 Creditor, at such Class 4 Creditor's principal office address provided to the Collateral Trustee pursuant to Section 8.1 of this Agreement or at such other more current address of which the Collateral Trustee shall become aware, such Class 4 Creditor's Pro Rata Share of such Quarterly Installment as evidenced by the Certificate of Beneficial Interest in the name of such Class 4 Creditor.

      SECTION 2.5 Registration of Transfer of Certificates of Beneficial Interest, etc. Certificates of Beneficial Interest shall be subject to the terms of transfer set forth in the Certificates of Beneficial Interest. The Collateral Trustee shall register the transfer of the Certificates of Beneficial Interest and shall maintain a register of the holders of Certificates of Beneficial Interest and their respective addresses and shall upon request of the Company provide to the Company a list of holders of Certificates of Beneficial Interest no more frequently than quarterly in advance of any date for payment of a Quarterly Installment.

                                   ARTICLE 3.

                            DEFAULT NOTICE; REMEDIES

      SECTION 3.1 Payment Default Notice.

      (a) As soon as the Company knows that it will not pay a Quarterly Installment, or any part thereof, the Company shall deliver a Payment Default Notice to the Collateral Trustee, the Committee, and each Class 4 Creditor, and in any event, shall so deliver such Payment Default Notice no later than the due date of such Quarterly Installment. Failure of the Company to deliver a Payment Default Notice with respect to a Quarterly Installment on or before the date on which such Quarterly Installment is due and payable under the Class 4 Note shall not in any manner limit, impair or affect the Payment Default that occurs with respect to such unpaid Quarterly Installment including, without limitation, the rights and remedies of the Collateral Trustee in respect of such


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Payment Default. Provided that the Collateral Trustee has not waived any other
Payment Default within one (1) year prior to the due date for such Quarterly Installment in respect of which such Payment Default Notice is required to be delivered pursuant to this Section 3.1(a) then, at the request of the Company, and upon the affirmative vote of and at the written direction from the Committee to the Collateral Trustee, the Collateral Trustee shall deliver to the Company a written waiver of such Payment Default ("Payment Default Waiver"), substantially in the form of Exhibit B attached hereto, not later than thirty (30) days after the earlier of (x) the Collateral Trustee's receipt of such Payment Default Notice and (y) occurrence of such Payment Default, except that, such waiver shall not be delivered if before the expiration of such thirty-day period the Required Creditors direct that the Committee shall not waive such Payment Default. Notwithstanding anything to the contrary contained in the Plan, the Class 4 Note, or any other Class 4 Document, any such unpaid Quarterly Installment with respect to which the Collateral Trustee has, in accordance with this Section 3.1(a), delivered to the Company a Payment Default Waiver shall be due and payable, without notice or demand of any kind or nature, simultaneously with the next succeeding Quarterly Installment due and payable under the Class 4 Note. Notwithstanding the foregoing, the Required Creditors may, at any time before the Collateral Trustee takes any irrevocable action to exercise any remedy in respect of the Collateral, direct the Committee to direct the Collateral Trustee to deliver to the Company a written waiver of any Payment Default for such period of time and payable on such date(s) as the Required Creditors agree.

      (b) The Collateral Trustee shall, from and after the Payment Default Trigger Date, exercise such of its rights and remedies under the Class 4 Documents and applicable law, and at such time or times, as the Committee shall direct the Collateral Trustee or, in the absence of such direction from the Committee in any particular circumstances, as the Collateral Trustee shall deem necessary or appropriate in its sole discretion, to collect the then unpaid Obligations.

      (c) The Collateral Trustee shall, within thirty (30) days of the occurrence of (i) a Payment Default, (ii) receipt of a direction to waive a Payment Default by the Committee, (iii) a Payment Default Trigger Date, (iv) receipt of an Other Default Notice, (v) a cancellation by the Committee of an Other Default Notice, (vi) a rescission of an acceleration of the Class 4 Note and (vii) any material modification or amendment of any Class 4 Document permitted by Section 10 of this Agreement, give written notice thereof to all Class 4 Creditors.

      SECTION 3.2 Other Default Notice. If an Other Default shall have occurred and be continuing after any notice required under any Class 4 Document and the expiration of any cure period with respect thereto, the Committee shall have the right to deliver to the Collateral Trustee at any time thereafter, in its discretion, either (a) an


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irrevocable written notice (the "Other Default Notice"), substantially in the form attached hereto as Exhibit C, stating that an Other Default has occurred, describing such Other Default in reasonable detail and directing the Collateral Trustee to take such action as is therein requested by the Committee with respect to the Class 4 Note, the Guaranties and/or the Collateral Documents (which action(s) may include, without limitation, subject to the terms and conditions of the Intercreditor Agreement, the institution of any remedies provided by any of the Class 4 Documents, or by applicable law) for the purpose of collecting the unpaid Obligations on behalf of the Class 4 Creditors, or (b) an irrevocable written authorization and direction to the Collateral Trustee authorizing and directing the Collateral Trustee to deliver to the Collateral Grantors a written waiver of such Other Default ("Other Default Waiver"), substantially in the form attached hereto as Exhibit D.

      SECTION 3.3 Action Upon Receipt of Other Default Notice. Upon receipt of an Other Default Notice, the Collateral Trustee shall (or at such later time as shall be the first time when such action is permitted to be taken pursuant to the Intercreditor Agreement or the Class 4 Documents, as applicable) promptly commence such action as is requested by the Committee in the Other Default Notice. An Other Default Notice, once delivered, shall remain in effect unless and until it is cancelled as provided in Section 3.4 hereof.

      SECTION 3.4 Cancellation of Other Default Notice. The Committee, in its absolute discretion, shall be entitled to cancel an Other Default Notice, by delivering a written notice of cancellation thereof to the Collateral Trustee before the Collateral Trustee takes any irrevocable action to exercise any remedy in respect of the Collateral. The Collateral Trustee shall immediately furnish the Company with a copy of such cancellation of an Other Default Notice.

      SECTION 3.5 Rescission of Acceleration. The Required Creditors may direct the Committee to direct the Collateral Trustee to rescind an acceleration of the Class 4 Note and/or any other Obligations if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and if all existing Events of Default have been cured or waived, except nonpayment of principal or interest that has become due solely because of the acceleration.

      SECTION 3.6 Automatic Waiver of Certain Other Defaults. In the event that the Lenders (as defined in the Financing Agreement) shall waive any Default or Event of Default (as defined under the Financing Agreement or any Senior Security Document) other than a payment default which has occurred and is continuing under the Financing Agreement or any Senior Security Document, any default or event of default under the Class 4 Note or any Collateral Document of the same kind or nature shall be automatically waived under the Class 4 Note or Collateral Document without any act by


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the Committee, the Required Creditors or the Collateral Trustee. The Company
shall give the Collateral Trustee prompt notice of any such waiver by the Lenders.

      SECTION 3.7 Effect of Article 3. This Article 3 does not enlarge or otherwise modify the rights that the Collateral Trustee holds for the benefit of the Class 4 Creditors with respect to the Collateral Grantors, the Class 4 Note or the Collateral under the Collateral Documents, or by law, and does not confer any additional such rights, but is intended to provide a mechanism as between the Class 4 Creditors and the Collateral Trustee for the enforcement of such rights. Without limiting the generality of the foregoing, nothing in this
Article 3 shall permit the Collateral Trustee to exercise any remedy with respect to the Collateral under any Collateral Document or otherwise except as specifically provided under such Collateral Document and subject to the Intercreditor Agreement.

      SECTION 3.8 Remedies Generally.

      (a) Each Collateral Grantor hereby waives notice, presentment, demand or protest (to the extent permitted by applicable law and except as otherwise expressly provided in any Class 4 Collateral Document) in connection with the Class 4 Documents.

      (b) Each Collateral Grantor hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Collateral Grantor or its own name, from time to time in the Collateral Trustee's discretion, upon the occurrence and during the continuance of any Event of Default, for the purpose of effectuating the terms of the Class 4 Documents, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, hereby gives the Collateral Trustee the power and right on behalf of such Collateral Grantor, without notice to or assent by such Collateral Grantor, to do (to the extent permitted under the Intercreditor Agreement and any applicable Collateral Document) the following:

            (i) to ask for, demand, sue for, collect, receive, and give acquittance for any and all moneys due or to become due upon or by virtue hereof and thereof,

            (ii) to receive, take endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by the Collateral Trustee in connection herewith and therewith,


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            (iii) to commence, file, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect hereto and thereto or in connection herewith and therewith,

            (iv) to sell, transfer, assign or otherwise deal in or with the Collateral or any part thereof as fully and effectually as if the Collateral Trustee were the absolute owner thereof,

            (v) to make demands, give consents and releases, and to exercise any other rights contemplated or permitted by the Collateral Documents, and

            (vi) to do, at its option and at the expense and for the account of the Collateral Grantors, at any time any from time to time, all acts and things which the Collateral Trustee deems necessary to protect or preserve the Collateral or the Collateral Trust Estate and to realize upon the Collateral.

      SECTION 3.9 Right to Initiate Judicial Proceedings, Etc. Upon the occurrence of and during the continuance of any Event of Default, subject to the other provisions of this Article 3 and further subject to the Intercreditor Agreement, (a) the Collateral Trustee shall have the right and power to institute and maintain such suits and proceedings as it or the Committee may deem appropriate to protect and enforce the rights vested in the Collateral Trustee by each Class 4 Document and (b) the Collateral Trustee may either, after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral Trust Estate under the judgment or decree of a court of competent jurisdiction, provided that, nothing in this Agreement, including, without limitation, in Section 3.1 hereof, shall be construed to impose a duty on the Collateral Trustee to take any discretionary action without first receiving direction from the Committee with respect to the same.

      SECTION 3.10 Appointment of a Receiver. If a receiver of the Collateral Trust Estate shall be appointed in judicial proceedings, the Collateral Trustee may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Collateral Trustee shall be entitled to retain possession and control of all cash Proceeds held by or on deposit with it or its agents pursuant to any provision of this Agreement or any Collateral Document.

      SECTION 3.11 Exercise of Powers. All of the powers, remedies and rights of the Collateral Trustee as set forth in this Agreement may be exercised by the Collateral Trustee in respect of the Class 4 Documents as though set forth at length therein and all


                                       12

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

the powers, remedies and rights of the Collateral Trustee as set forth in any Collateral Document may be exercised from time to time as herein and therein specified.

      SECTION 3.12 Remedies Not Exclusive.

      (a) No remedy conferred upon or reserved to the Collateral Trustee herein or in the other Class 4 Documents is intended to be a limitation exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred in the Class 4 Documents or now or hereafter existing at law or in equity.

      (b) No delay or omission of the Collateral Trustee to exercise any right, remedy or power accruing upon any Event of Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Event of Default or any acquiescence therein; and every right, power and remedy given to the Collateral Trustee by any Class 4 Document may be exercised from time to time in accordance with this Agreement, subject to the Intercreditor Agreement, as often as may be deemed expedient by the Collateral Trustee.

      (c) In case the Collateral Trustee shall have proceeded to enforce any right, remedy or power under any Class 4 Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then and in every such case each Collateral Grantor, the Collateral Trustee and the Class 4 Creditors shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder and under such Class 4 Document with respect to the Collateral Trust Estate and in all other respects and thereafter all rights, remedies and powers of the Collateral Trustee shall continue as though no such proceeding had been taken.

      (d) Each Collateral Grantor expressly agrees that (i) the Collateral Trustee is the payee and holder of the Class 4 Note solely for the purposes of receipt of the Quarterly Installments paid thereunder and disbursement thereof in accordance with Section 2.4 and enforcement of the Class 4 Note after the occurrence of an Event of Default (subject to and in accordance with the terms of this Agreement) in one or more suits or proceedings against the Collateral Grantors, or any of them, for the benefit of the Class 4 Creditors, and (ii) notwithstanding anything to the contrary contained in the Plan, any such suit or proceeding instituted by the Collateral Trustee shall be brought in its name as Collateral Trustee and any recovery or judgment shall be held as part of the Collateral Trust Estate.


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

      SECTION 3.13 Limitation on Collateral Trustee's Duties in Respect of Collateral. Beyond the duties set forth in this Agreement and the Collateral Documents, the Collateral Trustee shall not have any duty to the Collateral Grantors or the Committee as to any Collateral in the Collateral Trustee's possession or control or in the possession or control of any of its agents or nominees or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that the Collateral Trustee shall be liable for its failure to exercise ordinary care in the handling of moneys and securities actually received by it.

      SECTION 3.14 Limitation by Law. All rights, remedies and powers provided by this Article 3 may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this
Article 3 are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

      SECTION 3.15 Rights of Class 4 Creditors. Subject to the terms of this Agreement, including, without limitation, any waiver by the Collateral Trustee pursuant to Section 3.1 of this Agreement, from and after the date on which a Class 4 Creditor has received the amount of Class 4 Cash and Certificates of Beneficial Interest which such Class 4 Creditor is entitled to receive pursuant to the Plan, the sole rights of such Class 4 Creditor with respect to its Class 4 Claim, subject to the terms of the Intercreditor Agreement, shall be (a) to receive payments on account of its Certificates of Beneficial Interest, (b) to join in filing an involuntary petition under the Bankruptcy Code against the Collateral Grantors, or any of them, (c) to assert any claim it may have as a secured creditor in any future case under the Bankruptcy Code in which any of the Collateral Grantors is a debtor, and (d) to give such consents or directions as may be given by the Required Creditors under the express terms of this Agreement, including but not limited to Sections 3.1, 3.5 and 10.1.


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

                                   ARTICLE 4.

                             DIRECTION BY COMMITTEE

      SECTION 4.1 Direction by Committee.

      (a) Subject to Section 3.12 and the Intercreditor Agreement, if an Other Default shall have occurred and be continuing and the Collateral Trustee shall have received an Other Default Notice with respect thereto:

            (i) in addition to taking such action as is required by Section 3.3, the Collateral Trustee shall take such other action as is necessary and appropriate for the performance of and compliance with the covenants and conditions of this Agreement as the Committee shall request in writing; and

            (ii) the Collateral Trustee shall follow the written direction of the Committee with respect to the time, method and place of taking any action required by the preceding paragraph (i) or, if no such direction is provided, then the Collateral Trustee may take such action in the manner it deems necessary and appropriate for the performance of and compliance with the covenants and conditions of this Agreement.

      (b) Nothing in this Section 4.1 shall impair the right of the Collateral Trustee to take or omit to take, in its discretion, any action deemed proper by the Collateral Trustee and which action or omission is not inconsistent with the direction of the Committee in case of an Other Default, provided, however, the Collateral Trustee shall not be under any obligation to take any action pursuant to any Class 4 Document without first being provided adequate security and indemnity by the Collateral Grantors against the costs, expenses and liabilities which may be incurred by it in complying with such direction (except any cost, expense or liability caused by its own gross negligence or willful misconduct or its failure to exercise ordinary care in the handling of moneys and securities actually received by it), including such reasonable advances for such cost and expenses as may be requested by the Collateral Trustee. If any Collateral Grantor fails or refuses to provide such security, indemnity or advances, any Class 4 Creditor(s) may, but shall have no obligation (subject to the Collateral Trustee's rights hereunder) to, furnish such security or indemnity or to make such advances.


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

                                   ARTICLE 5.

                                PROCEEDS ACCOUNT

      SECTION 5.1 The Proceeds Account. Subject to the terms of the Intercreditor Agreement, from and after the execution of this Agreement, and until the earlier of (a) termination of this Agreement, or (b) the date on which all of the Collateral has been liquidated and the Proceeds thereof have been fully distributed in accordance with the terms of this Agreement, the Collateral Trustee shall establish and maintain a bank account at a commercial bank located in New York City of recognized standing having capital and surplus in excess of U.S. $100,000,000, which bank account shall be entitled the "Andover Togs Class 4 Account" (the "Proceeds Account"). In addition to the deposit into and disbursement from the Proceeds Account of each Quarterly Installment paid to the Collateral Trustee for the benefit of the Class 4 Creditors, as provided for in
Section 2.4, all Proceeds shall be promptly deposited by the Collateral Trustee in the Proceeds Account, held by the Collateral Trustee as part of the Collateral Trust Estate and distributed by the Collateral Trustee as soon as practicable thereafter in accordance with Section 6.1 and the other provisions of this Agreement.

      SECTION 5.2 Control of Proceeds Account. The Proceeds Account shall be subject to the exclusive dominion and control of the Collateral Trustee.

                                   ARTICLE 6.

                             APPLICATION OF PROCEEDS

      SECTION 6.1 Application of Proceeds. All Proceeds at any time collected by the Collateral Trustee upon any sale or other disposition of any Collateral, together with all other moneys received by the Collateral Trustee under the Collateral Documents and at any time on deposit in the Proceeds Account, shall be applied as follows:

            FIRST: To the payment of (i) compensation payable to the Collateral Trustee for services hereunder in accordance with the terms of this Agreement, and (ii) all reasonable costs, expenses and liabilities incurred by the Collateral Trustee in connection with the administration of, or exercise or enforcement of rights, duties and remedies under, the Class 4 Documents (as applicable), including, without limitation, all reasonable costs and expenses of the sale and/or other disposition of the Collateral and all


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      reasonable costs and expenses and liabilities incurred and all advances made by the Collateral Trustee in connection therewith and the reasonable fees and disbursements of counsel to the Collateral Trustee;

            SECOND: To the payment of all reasonable costs, expenses and liabilities incurred by the Committee in connection with the exercise of its rights, duties or remedies under this Agreement, including, without limitation, the reasonable fees and disbursements of counsel and the accountants to the Committee;

            THIRD: To the ratable payment of the claims of each Class 4 Creditor then outstanding in accordance with their Pro Rata Shares of the Class 4 Note as evidenced by Certificates of Beneficial Interest; and

            FOURTH: To the Collateral Grantor owning such Collateral, or as a court of competent jurisdiction may direct.

      SECTION 6.2 Distribution of Proceeds. All distributions of Proceeds required to be made to the Class 4 Creditors pursuant to Section 6.1 Third shall be made directly to each Class 4 Creditor at the respective addresses for each of the Class 4 Creditors provided to the Collateral Trustee pursuant to Section
8.1 of this Agreement or in connection with the transfer of any Certificate of Beneficial Interest or at such other more current address of which the Collateral Trustee shall become aware.

                                   ARTICLE 7.

                             THE COLLATERAL TRUSTEE

      SECTION 7.1 Exculpatory Provisions.

      (a) The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained in any of the Class 4 Documents, all of which are made solely by the Collateral Grantors. The Collateral Trustee makes no representations as to the value or condition of the Collateral Trust Estate or any part thereof, or as to the title of any Collateral Grantor thereto, or as to the security afforded by the Collateral Documents or as to the validity, execution (except its own execution, where applicable), enforceability, legality or sufficiency of the Plan, the Allowed Class 4 Claims, any Class 4 Document, or any of the Obligations, and the Collateral Trustee shall incur no liability or responsibility in respect


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

of any such matters. The Collateral Trustee shall not be responsible for insuring the Collateral Trust Estate or for the payment of taxes, charges, assessments or liens upon the Collateral Trust Estate or otherwise as to the maintenance of the Collateral Trust Estate, except that in the event that the Collateral Trustee enters into possession of a part or all of the Collateral Trust Estate, the Collateral Trustee shall preserve the part in its possession.

      (b) The Collateral Trustee shall not be required to ascertain or inquire as to the performance by the Collateral Grantors of any of the covenants or agreements contained in the Reorganization Plan or in any Class 4 Document.

      (c) The Collateral Trustee shall not be personally liable for any action taken or omitted to be taken by the Collateral Trustee in accordance with any Class 4 Document or the Intercreditor Agreement, except for its own gross negligence or willful misconduct and its failure to exercise ordinary care in the handling of moneys and securities actually received by it.

      SECTION 7.2 Delegation of Duties. The Collateral Trustee may execute any of the trusts or powers hereof and perform any duty under any Class 4 Documents either directly or by or through agents or attorneys-in-fact (which shall not include officers and employees of any of the Collateral Grantors or any affiliate of any of the Collateral Grantors). The Collateral Trustee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact reasonably selected by it in good faith.

      SECTION 7.3 Reliance by Collateral Trustee.

      (a) Whenever in the administration of the trusts of this Agreement the Collateral Trustee shall deem it necessary or desirable that a matter be proved or established in connection with the taking, suffering or omitting any action by the Collateral Trustee under any of the Class 4 Documents, unless otherwise provided herein or therein, such matter (unless other evidence in respect thereof be herein or therein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an Authorized Officer of any Collateral Grantor delivered to the Collateral Trustee, and such certificate shall constitute a full warranty to the Collateral Trustee for any action taken, suffered or omitted in reliance thereon unless the Collateral Trustee shall have actual knowledge of any inaccuracy therein.

      (b) The Collateral Trustee may consult with independent counsel (excluding any employee of the Collateral Trustee, any Collateral Guarantor or any affiliate of any Collateral Guarantor), and any opinion of such counsel shall be full and complete authorization and protection for the Collateral Trustee in respect of an action taken,


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

suffered or omitted by it hereunder or under any of the Class 4 Documents in accordance with such opinion unless the Collateral Trustee has actual knowledge or a reason to question the validity or accuracy of such opinion or of any assumption expressed therein as the basis for such opinion. The Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Collateral Trust Estate from any court of competent jurisdiction.

      (c) The Collateral Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond, or other paper or document which it reasonably believes to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of gross negligence or willful misconduct, the Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expression therein, upon any certificates or opinions furnished to the Collateral Trustee that conform to the requirements of this Agreement or any Collateral Document.

      SECTION 7.4 Limitations on Duties of the Collateral Trustee.

      (a) The Collateral Trustee undertakes to perform only the duties expressly set forth herein and in the other Class 4 Documents.

      (b) The Collateral Trustee may exercise the rights and powers granted to it by the Class 4 Documents, but only pursuant to the terms thereof.

      (c) The Collateral Trustee shall make available for inspection and copying by the Committee, at the Committee's cost and expense, each certificate or other paper at any time and from time to time furnished to the Collateral Trustee by any Collateral Grantor, or by any other person, under or in respect of any Class 4 Document or any of the Collateral Trust Estate.

      SECTION 7.5 Moneys to Be Held in Trust. All moneys received by the Collateral Trustee under or pursuant to any provision of this Agreement or any Collateral Document shall be held in trust for the purposes for which they were paid or are held and the Collateral Trustee shall exercise ordinary care in the handling of any such moneys actually received by it.

      SECTION 7.6 Resignation and Removal of Collateral Trustee.

      (a) The Collateral Trustee may at any time, by giving 30 days prior written notice to the Collateral Grantors and the Committee, resign and be discharged of


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the responsibilities hereby created, such resignation to become effective upon the appointment of a successor trustee by the Committee, and the acceptance of such appointment by such successor trustee. The Collateral Trustee may be removed at any time (with or without cause) and a successor trustee appointed by the affirmative vote of the Committee, provided that the Collateral Trustee shall be entitled to its fees and reasonable expenses to the date of removal. If no successor trustee shall be appointed and approved within 30 days form the date of the giving of the aforesaid notice of resignation or within 30 days from the date of such vote for removal, the Collateral Trustee shall, or any Class 4 Creditor may, apply to any court of competent jurisdiction to appoint a successor trustee to act until such time, if any, as a successor trustee shall have been appointed as above provided. Any successor trustee so appointed by such court shall immediately and without further act be superseded by any successor trustee approved by the Committee as above provided.

      (b) If at any time the Collateral Trustee shall become incapable of acting, or if at any time a vacancy shall occur in the office of the Collateral Trustee for any other cause, a successor trustee shall be appointed by the affirmative vote of the Committee, and the powers, duties, authority and title of the predecessor trustee terminated and cancelled without procuring the resignation of such predecessor trustee, and without any other formality (except as may be required by applicable law) than the appointment and designation of a successor trustee in writing, duly acknowledged, delivered to the predecessor trustee and each Collateral Grantor and filed for record in each public office, if any, in which this Agreement is required to be filed.

      (c) The appointment and designation referred to in Section 7.6(b) shall, after any required filing, be full evidence of the right and authority to make the same and this Agreement shall vest in such successor trustee, without any further act, deed or conveyance, all of the right, title and interest of its predecessor in and to the Collateral Trust Estate, and upon such filing for record the successor trustee shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor; but such predecessor shall, nevertheless, on the written request of the Committee, any Collateral Grantor or the successor trustee, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trust, duties, authority and title vested in the predecessor trustee. Any and all such deeds, conveyances and other instruments in writing shall, on request of such successor trustee, be executed, acknowledged and delivered by the Collateral Grantors.

      (d) Any required filing for record of the instrument appointing a successor trustee as hereinabove provided shall be at the expense of the Company. The resignation of any trustee and the instrument or instruments removing any trustee, together with all other instruments, deeds and conveyances provided for in this Article 7


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shall, if permitted by law, be forthwith recorded, registered and filed by and at the expense of the Company, wherever this Agreement is recorded, registered and filed.

      SECTION 7.7 Merger of the Collateral Trustee. Any corporation into which the Collateral Trustee may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Trustee shall be a party, shall be the Collateral Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

      SECTION 7.8 Trustee Appointed Attorney-in-Fact. Each Collateral Grantor hereby constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Collateral Grantor or its own name and in the place and stead of such Collateral Grantor, to take, subject to the other provisions of this Agreement and the Intercreditor Agreement, any action and to execute any instrument such attorney-in-fact may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to any Collateral Grantor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. The foregoing appointment shall be irrevocable for so long as any of the Obligations remain unpaid.

      SECTION 7.9 Reasonable Care. The Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Class 4 Note and the Collateral in its possession if the Class 4 Note and the Collateral is accorded treatment substantially equal to that which the Collateral Trustee accords its own property and ordinary care is exercised by the Collateral Trustee in handling any moneys or securities actually received by it, it being understood that the Collateral Trustee shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to the Class 4 Note or any Collateral, except as expressly provided for by or in accordance with this Agreement.

                                   ARTICLE 8.

                     AGREEMENTS WITH THE COLLATERAL TRUSTEE

      SECTION 8.1 Information as to Class 4 Creditors. The Company agrees that it shall promptly deliver, or cause to be delivered, to the Collateral Trustee and/or the Committee from time to time upon the request of the Collateral Trustee or the Committee, but not more than once each calendar quarter, a list setting forth (a) the then aggregate


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unpaid principal amount of the Allowed Class 4 Claims, (b) the names and addresses of all Class 4 Creditors of which the Company is then aware and the unpaid amount of each such Class 4 Creditor's claim and (c) such other information regarding the Class 4 Creditors necessary for the purposes of this Agreement as the Collateral Trustee or the Committee may reasonably request. Unless otherwise specified herein and unless the Collateral Trustee shall have actual knowledge to the contrary, the Collateral Trustee may for all purposes hereunder and under the Collateral Documents rely on such information provided to it by the Company.

      SECTION 8.2 Compensation and Expenses. The Collateral Grantors agree, jointly and severally, to pay to the Collateral Trustee and any successor trustee appointed hereunder, (a) compensation for the services of the Collateral Trustee hereunder and under the Collateral Documents and for administering the Collateral Trust Estate, (i) prior to the occurrence of an Event of Default, at the annual rate of $10,000, payable in advance upon execution hereof and on each anniversary hereof while this Agreement remains in effect, and (ii) from and after the occurrence of an Event of Default, upon demand, at the Collateral Trustee's standard hourly rates for such services, from time to time and (b) upon demand, all the costs and expenses from time to time incurred by the Collateral Trustee and the Committee (including, without limitation, the reasonable fees and disbursements of such counsel as the Collateral Trustee or the Committee elects from time to time to retain), (x) arising in connection with the preparation, execution, delivery, modification and termination of the Class 4 Documents or the enforcement of any of the provisions thereof or (y) incurred or required to be advanced by the Collateral Trustee or by the Committee in connection with the administration of the Collateral Trust Estate, the sale or other disposition of Collateral and the preservation, protection or defense of the Collateral Trustee's or the Committee's rights under this Agreement and in and to the Collateral and the Collateral Trust Estate. Notwithstanding anything to the contrary contained in this Agreement, the premiums paid for the indemnity bond maintained by the Collateral Trustee in connection with the disbursements to the Class 4 Creditors (A) pursuant to
Section 2.4 shall be paid for by the Collateral Trustee and (B) pursuant to
Section 6.1 as a result of liquidation of Collateral following the occurrence of an Event of Default shall constitute an expense of liquidation for which the Collateral Trustee shall be reimbursed pursuant to clause (b) above. As security for such payment, the Collateral Trustee and the Committee shall each have a prior lien upon all Collateral and other property and funds held or collected by the Collateral Trustee as part of the Collateral Trust Estate. The Collateral Grantors' obligations under this Section 8.2 shall survive the termination of the other provisions of this Agreement.

      SECTION 8.3 Stamp and Other Similar Taxes. The Collateral Grantors agree, jointly and severally, to indemnify and hold harmless the Collateral Trustee and


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

each Class 4 Creditor from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, the Class 4 Note, any Collateral Document, the Collateral Trust Estate or any Collateral. The obligations of the Collateral Grantors under this Section 8.3 shall survive the termination of the other provisions of this Agreement.

      SECTION 8.4 Filing Fees, Excise Taxes, Etc. The Collateral Grantors agree, jointly and severally, to promptly pay or to reimburse the Collateral Trustee for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of each Class 4 Document. The obligations of the Collateral Grantors under this Section 8.4 shall survive the termination of the other provisions of this Agreement.

      SECTION 8.5 Indemnification.

      (a) The Collateral Grantors agree, jointly and severally, to pay, indemnify, and hold harmless the Collateral Trustee and each of the agents thereof from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgment, suits, costs, expenses or disbursements of any kind of nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Collateral Trust Estate, unless arising from the gross negligence or willful misconduct of the Collateral Trustee or such agents as are seeking indemnification or the failure of the Collateral Trustee or any such agents to exercise ordinary care in the handling of moneys and securities actually received by the Collateral Trustee or any such agent. As security for such payment, the Collateral Trustee shall have a prior lien upon all Collateral and other property and funds held or collected by the Collateral Trustee as part of the Collateral Trust Estate.

      (b) In any suit, proceeding or action brought by the Collateral Trustee under or with respect to any Collateral Document or the Collateral for any sum owing thereunder, or to enforce any provisions thereof, the Collateral Grantors will, jointly and severally, save, indemnify and hold harmless the Collateral Trustee from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder (unless such expense, loss or damage is cause by the gross negligence or willful misconduct of the Collateral Trustee or the failure of the Collateral Trustee to exercise ordinary care in the handling of moneys and securities actually received by the Collateral Trustee), arising out of a breach by any Collateral Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from the Collateral Grantors, or any of them, and all such obligations of each Collateral Grantor shall be and remain enforceable against and only against the Collateral Grantors and shall not be enforceable against the Collateral Trustee or any Class 4 Creditor. The agreements in this Section
8.5 shall survive the termination of the other provisions of this Agreement.

      SECTION 8.6 Further Assurances.

      (a) Each of the Collateral Grantors and the Collateral Trustee agree that each will promptly correct any defect or error that may be discovered in any Class 4 Document to which it is a party or in the execution, acknowledgment or recordation thereof, as applicable.

      (b) Each Collateral Grantor agrees that it shall from time to time, at its own expense, promptly upon request by the Collateral Trustee, also do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all further acts, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as the Collateral Trustee may reasonably require form time to time in order (i) to carry out more effectively the purposes of this Agreement, (ii) to subject to the liens and security interest created by any of the Collateral Documents any of the properties, right or interests of the Collateral Grantors covered or now or hereafter intended to be covered by any of the Collateral Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the liens and security interests intended to be created thereby, (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Collateral Trustee the rights granted or now or hereafter intended to be granted to the Collateral Trustee under any Collateral Document or under any other instrument executed in connection with any Collateral Document to which it is or may become a party, and (v) to enable the Collateral Trustee to exercise and enforce its rights and remedies under each Collateral Document with respect to any Collateral. Without limiting the generality of the foregoing, each Collateral Grantor will take any such action required to be taken by it pursuant to any Collateral Document.

      (c) Each Collateral Grantor hereby authorizes the Collateral Trustee to file one or more financing or continuation statements, and amendments thereto, relative to all or part of the Collateral without the signature of such Collateral Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


                                       24

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

      (d) Each Collateral Grantor shall furnish to the Collateral Trustee from time to time such reports and schedules with respect to the Collateral as the Collateral Trustee may reasonably request.

                                   ARTICLE 9.

                POSSESSION AND USE OF COLLATERAL; PARTIAL RELEASE

      SECTION 9.1 Use Prior to Payment Default Notice or Other Default Notice. So long as no Payment Default Notice or Other Default Notice is in effect, the Collateral Grantors shall have the right: (i) to remain in possession and retain exclusive control of the Collateral (other than Collateral a security interest in which is perfected by possession under the UCC) with power freely and without hinderance on the part of the Collateral Trustee or the Committee to operate, manage, develop, use and enjoy the Collateral and to receive the rents, issues, tolls, profits, royalties, revenues and other income thereof, and (ii) to sell or otherwise dispose of, free and clear of any lien and security interest created by any Collateral Document, any Collateral (including, without limitation, any Collateral in the Proceeds Account) to the extent consistent with Section 9.2. The Collateral Trustee shall have no duty to monitor the exercise by the Collateral Grantors of their rights under this Section.


                                       25

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

      SECTION 9.2 Releases.

      (a) So long as no Payment Default Notice or Other Default Notice is in effect, Collateral shall be released from the security interest created by the Collateral Documents at any time or from time to time in connection with the sale in the ordinary course of the Collateral Grantors' businesses or a non-ordinary course sale permitted by the Agent under the Financing Agreement. No provision of this Agreement is intended or shall be construed to prohibit the collection of accounts receivable by any Collateral Grantor so long as no Payment Default Notice or Other Default Notice is in effect. No such permitted sales or other dispositions or other permitted releases of Collateral shall require any written or oral release or consent of the Collateral Trustee. Nevertheless, in connection with any release of Collateral under the Collateral Documents, any Collateral Grantor may request that the Collateral Trustee, at such Collateral Grantor's sole cost and expense, execute and deliver to such Collateral Grantor or any purchaser of such Collateral a written release, disclaimer or quitclaim of the Collateral Trustee's interest in such Collateral (including without limitation any partial release statements filed pursuant to the UCC), and such purchaser shall be entitled to rely conclusively on such release, disclaimer or quitclaim. Such request shall be in writing and signed by the chief financial officer, the chief accounting officer, the Treasurer or any Vice President of the Collateral Grantor, shall describe the property to be released in reasonable detail and shall state that such release is permitted under the terms hereof.

      (b) If any Collateral which is being released pursuant hereto is in the possession of the Collateral Trustee or any agent or nominee thereof, the Collateral Trustee or such agent or nominee shall release such Collateral to the relevant Collateral Grantor in connection with such sale or disposition upon a written request signed by the chief financial officer or the chief accounting officer of such Collateral Grantor, which request shall describe the property to be released in reasonable detail and shall state that such release is permitted under the terms hereof. So long as no Payment Default Notice or Other Default Notice is in effect, if requested by a Collateral Grantor, the Collateral Trustee nonetheless shall provide such documents as the Collateral Grantor shall reasonably request to confirm the provisions of this Section.

      (c) The notices, statements, directions and certificates requested under or required by this Section shall be full authority for and direction to the Collateral Trustee to execute and deliver the releases, disclaimers, quitclaims and other instruments referred to in this Section, and the Collateral Trustee shall promptly do so. The Collateral Trustee in so doing shall have no liability to any person.


                                       26

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

                                   ARTICLE 10.

                                  MISCELLANEOUS

      SECTION 10.1 Amendment or Waiver.

      (a) None of the terms and conditions of any of the Class 4 Documents may be changed, waived, modified, supplemented or varied in any manner whatsoever unless in writing duly signed by the Collateral Trustee with the consent of the Committee. Notwithstanding the foregoing, no such change, waiver, modification, supplement or variance shall be effective without the consent of the Required Creditors that seeks to:

            (i) waive any Payment Default, except as expressly otherwise provided for in Section 3.1(a), or waive any Other Default, except as expressly otherwise provided for in Section 3.2(a); or

            (ii) amend, modify or waive any provision of this Section 10.1; or

            (iii) amend, modify or waive any provision of the definition of "Required Creditors". Any such amendment, waiver or modification effected in accordance with this Section 10.1(a) shall be binding upon the Collateral Grantors, the Committee, the Class 4 Creditors and the Collateral Trustee and their respective successors and assigns.

      (b) Notwithstanding the provisions of Section 10.1(a), the Collateral Trustee and any Collateral Grantor may, at any time and from time to time, without the consent of the Committee, the Required Creditors or the other Collateral Grantors, enter into one or more agreements supplemental hereto or to any Collateral Document, in form satisfactory to the Collateral Trustee, (i) to add to the covenants of such Collateral Grantor, for the benefit of the Class 4 Creditors, or to surrender any right or power herein conferred upon such Collateral Grantor, or (ii) to mortgage, pledge or grant a security interest in favor of the Collateral Trustee as additional security for the Obligations any property or assets which are required to be mortgaged or pledged, or in which a security interest in required to be granted, to the Collateral Trustee pursuant to any Collateral Document or otherwise; provided, however, that no such supplemental agreement pursuant to clause (i) above shall bind any Collateral Grantor not a party thereto.

      SECTION 10.2 Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall, unless otherwise stated herein, be in writing (including telecopy communications) and shall be deemed properly delivered


                                       27

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

or made when sent by registered or certified mail, return receipt requested, telecopier or hand delivery:

      (a) If to any Collateral Grantor, to its address at c/o Andover Togs, Inc., 1333 Broadway, New York, New York 10018, Attention: William Cohen, Chairman, or at such other address as shall be designated by such Collateral Grantor in a written notice to the Collateral Trustee;

      (b) If to the Collateral Trustee, to its address at 333 East 68th Street, New York, New York 10021, or at such other address as shall be designated by it in a written notice to each Collateral Grantor;

      (c) If to any Class 4 Creditor, to it at the address specified from time to time in the list provided by the Company to the Collateral Trustee pursuant to Section 8.1; and

      (d) If to the Committee, to it c/o West Point Stevens, 507 West 10th Street, West Point, Georgia 31833, Attention: Mr. Craig J. Berlin, Corporate Credit Director, or at such other address designated by it in a written notice to the Collateral Trustee, with a copy contemporaneously to Otterbourg, Steindler, Houston & Rosen, P.C., 230 Park Avenue, New York, New York 10169,
Attention: Glenn B. Rice, Esq., counsel to the Committee, or at such other address as shall be designated by such firm in a written notice to the Company and the Collateral Trustee.

      All such notices, requests, demands and communications shall be deemed to have been duly given or made, (i) when delivered by hand, (ii) five Business Days after being deposited in the U.S. mail, postage prepared, or (iii) when telecopied with receipt acknowledged; provided, however, that any notice, request, demand or other communication to the Collateral Trustee shall not be effective until received.

      SECTION 10.3 Headings. Section, subsection and other headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

      SECTION 10.4 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 10.5 Claims Against Collateral Trustee. This Agreement is made for the benefit of the Class 4 Creditors, and the Committee may from time to time enforce


                                       28

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

the rights of the Class 4 Creditors as explicit beneficiaries hereunder. Any claims or causes of action which the Class 4 Creditors or any Collateral Grantor shall have against the Collateral Trustee shall survive the termination of this Agreement and the release of the Collateral Trust Estate hereunder.

      SECTION 10.6 Binding Effect; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and shall further inure to the benefit of the Class 4 Creditors and their respective successors and assigns. Nothing in any Class 4 Document is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of any Class 4 Document, the Collateral or the Collateral Trust Estate or any part thereof.

      SECTION 10.7 Governing Law. This Agreement and the rights and obligations of the parties shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflicts of law principles of such State.

      SECTION 10.8 Termination. This Agreement shall terminate upon the earlier of (a) the sale or other disposition of all of the Collateral and the final disposition of all Proceeds and any other property subject to this Agreement and
(b) indefeasible payment in full of the Obligations. Upon payment in full of the Obligations, the Collateral Trustee shall, at the sole cost and expense of the Collateral Grantors, execute and deliver such UCC-3 and similar termination statements and other documents of release and satisfaction of liens as the Collateral Grantors may request to release the liens granted under the Collateral Documents.

      SECTION 10.9 Counterparts. This Agreement may be executed in several counterparts, each of which when executed shall be an original and all of which taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK --
                               SIGNATURES FOLLOW]


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

                                          ANDOVER TOGS, INC.


                                          By: /s/ William L. Cohen
                                              -----------------------------
                                          Title: President

                                          SPRINGDALE FASHIONS, INC.


                                          By: /s/ William L. Cohen
                                              -----------------------------
                                          Title: President

                                          TORTONI MANUFACTURING CORP.


                                          By: /s/ William L. Cohen
                                              -----------------------------
                                          Title: President

                                          STONEHENGE FINANCIAL CORP.


                                          By: /s/ William L. Cohen
                                              -----------------------------
                                          Title: President

                                          M.J. SHERMAN & ASSOCIATES, INC.,
                                                as Collateral Trustee


                                          By: /s/ Oleg Ostrovsky
                                              -----------------------------
                                          Title: Vice President

                                    EXHIBIT A
                         FORM OF PAYMENT DEFAULT NOTICE

                               ANDOVER TOGS, INC.
                                  1333 Broadway
                            New York, New York 10018

                                            [DATE]

M.J. Sherman & Associates, Inc.,
     as Collateral Trustee
333 East 68th Street
New York, New York 10021

West Point Stevens, Chairperson
Post Effective Trade Committee
507 West 10th Street
West Point, Georgia 31833
Attention: Mr. Craig J. Berlin, Corporate Credit Director

            Re:   Payment Default Notice

Gentlemen:

            Reference is made to the Note and Collateral Trust Agreement dated as of May __, 1997, among Andover Togs, Inc., a Delaware corporation (the "Company"), each of the Subsidiaries (as defined therein) and M.J. Sherman & Associates, Inc., as Collateral Trustee thereunder (the "Trust Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Trust Agreement.

            Notice is hereby given in accordance with Section 3.1(a) of the Trust Agreement that the Company will not pay the Quarterly Installment due and payable under the Class 4 Note on [insert applicable date] and that, as a result of such non-payment, a Payment Default shall occur [has occurred] in respect of such Quarterly Installment.

                                        ANDOVER TOGS, INC.


                                        By:
                                            --------------------------------

                                        Title:
                                              -------------------------------

cc:    Each Class 4 Creditor
       Otterbourg, Steindler, Houston & Rosen, P.C.

                                    EXHIBIT B
                          FORM OF PAYMENT DEFAULT WAIVER

                         M.J. SHERMAN & ASSOCIATES, INC.
                              333 East 68th Street
                            New York, New York 10021

                                          [DATE]

Andover Togs, Inc.
1333 Broadway
New York, New York 10018

Attention: William Cohen, Chairman

            Re:   Payment Default Waiver

Gentlemen:

            Reference is made to the Note and Collateral Trust Agreement dated as of May __, 1997, among Andover Togs, Inc., a Delaware corporation (the "Company"), each of the Subsidiaries (as defined therein) and M.J. Sherman & Associates, Inc., as Collateral Trustee thereunder (the "Trust Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Trust Agreement.

            Reference is further made to the Payment Default Notice, dated _______, heretofore delivered by the Company to the Collateral Trustee and to the Committee (the "Subject Payment Default Notice").

            Notice is hereby given in accordance with Section 3.1(a) of the Trust Agreement that, upon the affirmative vote and at the written direction of the Committee, the Collateral Trustee hereby waives the Payment Default described in the Subject Payment Default Notice.

                                        M.J. SHERMAN & ASSOCIATES, INC.,
                                             as Collateral Trustee


                                        By:
                                           ----------------------------

                                        Title:
                                              -------------------------

cc:   Chairperson, Post-Effective Date Trade Committee

                                    EXHIBIT C
                          FORM OF OTHER DEFAULT NOTICE

                       [COMMITTEE CHAIRPERSON LETTERHEAD]

                                          [DATE]

M.J. SHERMAN & ASSOCIATES, INC.,
     as Collateral Trustee
333 East 68th Street
New York, New York 10021

            Re:   Notice of Other Default under
                  Note and Collateral Trust Agreement

Gentlemen:

            Reference is made to the Note and Collateral Trust Agreement dated as of May __, 1997, among Andover Togs, Inc., a Delaware corporation (the "Company"), each of the Subsidiaries (as defined therein) and M.J. Sherman & Associates, Inc., as Collateral Trustee thereunder (the "Trust Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Trust Agreement.

            Notice is hereby given pursuant to Section 3.2 of the Trust Agreement that an Other Default has occurred, as a result of [specify the Event of Default that has occurred].

            In connection with the occurrence of such Other Default, the Committee hereby directs the Collateral Trustee to exercise the following rights and remedies with respect to [the Class 4 Note, the Guaranties and/or the Collateral Documents] [specify applicable documents under which Collateral Trustee is directed to take action] for the purpose of collecting the unpaid Obligations on behalf of the Class 4 Creditors: [Specify rights and remedies to be exercised by the Collateral Trustee].

                                        [_____________], Chairperson of
                                        POST-EFFECTIVE DATE TRADE COMMITTEE


                                        By:
                                            -------------------------------

                                        Title:
                                              -----------------------------

                                    EXHIBIT D
                          FORM OF OTHER DEFAULT WAIVER

                         M.J. SHERMAN ASSOCIATES, INC.,
                              as Collateral Trustee
                              333 East 68th Street
                            New York, New York 10021

                                          [DATE]

ANDOVER TOGS, INC.
1333 Broadway
New York, New York 10018

            Re:   Waiver of Other Default Notice

            Reference is made to the Note and Collateral Trust Agreement dated as of May __, 1997, among Andover Togs, Inc., a Delaware corporation (the "Company"), each of the Subsidiaries (as defined therein) and M.J. Sherman & Associates, Inc., as Collateral Trustee thereunder (the "Trust Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Trust Agreement.

            On or about ___________ [specify date], an Other Default occurred and is continuing under the Collateral Trust Agreement, as a result of the occurrence of [specify the Other Default that has occurred] (the "Subject Other Default").

            Notice is hereby given pursuant to Section 3.2(b) of the Trust Agreement that, upon the authorization and direction of the Committee, the Subject Other Default is hereby waived.

                                        Very truly yours,

                                        M.J. SHERMAN & ASSOCIATES, INC.,
                                             as Collateral Trustee

                                        By:
                                           ---------------------------------

                                        Title:
                                              ------------------------------

cc:  Chairperson, Post-Effective Date Trade Committee